Exhibit 10.26

Restructuring Agreement

by and among

Pintec Holdings Limited

and

Shareholders as set forth in Schedule A

December 1, 2017

THIS RESTRUCTURING AGREEMENT (the “Agreement”) is entered into on 1st day of December, 2017 in Beijing, People’s Republic of China (“PRC”)

by and among

(1)                                 Pintec Holdings Limited ( the “Company”) ;

(2)                                 Each of the entities as set forth in Schedule A attached hereto (collectively the “Shareholders” and each, a “Shareholder”)

(each, a “Party” and collectively, the “Parties”)

WHEREAS:

A.                                    The Company, through its subsidiaries and affiliated entities (together with the Company, the “Original Group Companies”) before the Restructuring (as defined below), engages in, among other businesses, the provision of Dumiao lending solutions and Polaris and Hongdian wealth management solutions (the “Business”).

B.                                    The Company wishes to carry out a restructuring by (i) establishing the Pintec Group entities with the shareholding structure of the Pintec Holding Entity (as defined below) mirroring that of the Company; (ii) transferring the assets owned or controlled and the employees employed by the Jimu Group in connection with the Business to the Pintec Group, and (iii) establishing an employee equity compensation plan (the “ESOP”) mirroring that of the Jimu Group (the “Restructuring”).  For the purpose of this Agreement, “Jimu Group” shall mean the Company and its subsidiaries and affiliated entities after the Restructuring, and “Pintec Group” shall mean the Pintec Holding Entity and its subsidiaries and affiliated entities after the Restructuring.

C.                                    The Parties agree to carry out the Restructuring in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, the Parties have agreed as follows:

Article 1   Restructuring

1.1.                            Establishment of Pintec Structure

An offshore entity shall be established as the holding company and financing platform of the Pintec Group (the “Pintec Holding Entity”).  The Pintec Holding Entity shall set up certain subsidiaries in the British Virgin Islands and Hong Kong, and the Hong Kong subsidiaries shall set up wholly foreign owned entities (the “WFOEs” and each a “WFOE”) under the laws of PRC.

1.2.                            Mirroring the Shareholding Structure

The Pintec Holding Entity shall issue shares to each of the Founders’ holding companies (“Founders” shall mean DONG Jun (董骏), WEI Wei (魏伟), PENG Xiaomei (彭笑玫), LI Yuyang (李宇阳), Freeman JR Richard Barry, DONG Hao(董浩), ZHOU Jing (周静) and HU Wei (胡伟)) and other Shareholders to mirror the shareholding structure of Company, immediately after which, the shareholding structure of the Company will be the same as the shareholding structure of the Pintec Holding Entity.

1.3.                            Onshore Restructuring

All the assets (including the intellectual properties), business agreements, costs and expenses, revenue and receivables attributable to the Business that still remain in the Jimu Group immediately before the Restructuring, shall be transferred to the corresponding companies of the Pintec Group (including the companies to be controlled through contractual arrangements by the Pintec Group). The employees who are engaged in the Business shall establish employment relationships with the Pintec Group in accordance with the schedule agreed between the Jimu Group and the Pintec Group.  The WFOEs shall enter into standard contractual arrangements with those entities operating the Business that previously had been controlled by companies in the Jimu Group.

After the above-mentioned onshore restructurings, the corresponding assets and employees shall be operated in the Pintec Group or the Jimu Group independently.

1.4.                            ESOP of Pintec Group

The Pintec Holding Entity shall establish an ESOP with the material terms and conditions the same as those in the currently effective ESOP of the Company.  Taking into consideration of the Restructuring, the employees that are granted options under the original ESOP of the Company (the “Participants”) shall be granted options by the Pintec Holding Entity representing the same number of shares as those options held by the Participants under the original ESOP of the Company with the same vesting terms and the vesting commencement date in order to compensate them for the diminution of their interest as a result of the Restructuring.

1.5.                            Adjustment of Certain Preference Rights

For the purpose of the Restructuring, the Parties hereby agree that the valuation of the Original Group Companies shall be split between the Jimu Group and the Pintec Group to reflect their separate values, and therefore that terms of the preference rights as set forth in the shareholders’ agreement and charter documents of each of the Company and Pintec Holding Entity for which the valuation is relevant, such as the requirement for a qualified public offering and the deemed issue price of preferred shares, shall be adjusted accordingly to reflect the split in the valuation.

Article 2    Breach

2.1.                            Any Party that breaches its obligations hereunder shall be liable to compensate the other relevant Parties for losses and damages incurred as a result.

Article 3    Termination

3.1.                            Event of Termination

Except as otherwise provided herein, this Agreement may be terminated in writing by the consent of all Parties.

3.2.                            Effect of Termination

The termination of this Agreement shall not affect any rights and obligations which have accrued prior to the termination, provided that nothing herein shall relieve any Party of any liability incurred before the termination of this Agreement.

Article 4    Governing Law and Dispute Resolution

4.1.                            Governing Law

This Agreement shall be governed by and construed exclusively in accordance with the Hong Kong laws, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the Hong Kong laws to the rights and duties of the Parties hereunder.

4.2.                            Dispute Resolution

(a)                       Negotiation Between Parties; Mediation.  The Parties agree to negotiate in good faith to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of all Parties within thirty (30) days, Section 4.2 (b) shall apply.

(b)                       Arbitration. In the event the Parties are unable to settle a dispute between them regarding this Agreement in accordance with subsection (a) above, such dispute shall be referred to and exclusively settled by arbitration administrated by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the HKIAC Administered Arbitration Rules (the “HKIAC Rules”) in effect when the Notice of Arbitration is submitted, which rules are deemed to be incorporated by reference into this subsection (b). The arbitration tribunal shall consist of three arbitrators to be appointed according to the HKIAC Rules. The law of this arbitration clause shall be Hong Kong law and the seat of arbitration shall be Hong Kong. The arbitration proceedings shall be conducted in English.

Article 5    Miscellaneous

5.1                               Successors and Assigns.

Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto whose rights or obligations hereunder are affected by such amendments.

5.2                               Amendment

Any term of this Agreement may be amended only with the written consent of the Parties.

5.3                               Delays or Omissions.

No delay or omission to exercise any right, power or remedy accruing to any Party, upon any breach or default of any Party hereto under this Agreement, shall impair any such right, power or remedy of such Party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach of default under this Agreement or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Parties shall be cumulative and not alternative.

5.4                               Interpretation; Titles and Subtitles

This Agreement shall be construed according to its fair language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in interpreting this Agreement. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Unless otherwise expressly provided herein, all references to sections and exhibits herein are to sections and exhibits of this Agreement. As used in this Agreement, the words “include” and “including”, and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation”.

5.5                               Severability

If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the Parties. In such event, the Parties shall use best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects the Parties’ intent in entering into this Agreement.

5.6                               Counterparts

This Agreement may be executed (including electronic and facsimile signature) in any number of counterparts and may be delivered by electronic PDF or facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.7                               Further Assurances

Each Party shall from time to time and at all times hereafter make, do, execute, or cause or procure to be made, done and executed such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE COMPANY:

Pintec Holdings Limited

By:	/s/DONG Jun
Name:	DONG Jun (董骏)
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Victory Bridge Capital Partners Ltd.

By:	/s/DONG Jun
Name:	DONG Jun (董骏)
Title:	Director

Spacelink Holdings Limited

By:	/s/WEI Wei
Name:	WEI Wei (魏伟)
Title:	Director

Blue Sky Dynamo Holdings Limited

By:	/s/PENG Xiaomei
Name:	PENG Xiaomei (彭笑玫)
Title:	Director

Penny Sun Investment Holdings Ltd.

By:	/s/LI Yuyang
Name:	LI Yuyang (李宇阳)
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

CH Financial Holdings Ltd.

By:	/s/Freeman JR Richard Barry
Name:	Freeman JR Richard Barry
Title:	Director

Bigwave Ventures Limited

By:	/s/DONG Hao
Name:	DONG Hao (董浩)
Title:	Director

Lake Magic Investments Limited

By:	/s/HU Wei
Name:	HU Wei (胡伟)
Title:	Director

Black Swan Investment Holdings Limited

By:	/s/ZHOU Jing
Name:	ZHOU Jing (周静)
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Vertex Asia Fund Pte. Ltd.

By:	/s/TAY CHOON CHONG
Name:	TAY CHOON CHONG
Title:	Managing Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Peak Capital Advisory Limited

By:	/s/BAI YE Feng
Name:	BAI YE Feng
Title:	Director

Diversity Ventures Limited

By:	/s/BAI YE Feng
Name:
Title:

Dreamland Ventures Limited

By:	/s/Qinghong Cai
Name:	Qinghong Cai
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Magic Stone Hong Tao Alternative Fund, L.P.

By:	/s/Jenny ZENG
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Investec Bank plc

By:	/s/Shi JUN /s/Ting CHEN
Name:	Shi JUN, Ting CHEN
Title:	Authorised Signatories

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

DELIGHT TREASURE HOLDINGS LIMITED

By:	/s/Wen Cyrus Jun Ming
Name:	Wen Cyrus Jun Ming
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

PRIME EVER GROUP LIMITED

By:	/s/TUNG Sun Tat Clement
Name:	TUNG Sun Tat Clement
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Matrix Partners China III Hong Kong Limited

By:	/s/SHAO Yibo
Name:	SHAO Yibo
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Zhong Capital Fund, L.P.

By:	/s/GUO Jia
Name:	GUO Jia
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

CHEER FORTUNE INVESTMENT LIMITED
(福至投資有限公司)

By:	/s/GUO Jia
Name:	GUO Jia
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

FUDA INVESTMENT INC.

By:	/s/GUO Jia
Name:	GUO Jia
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

VENTECH CHINA S.À R.L.
acting in its capacity as general partner of
VENTECH CHINA II SICAR.

By:	/s/GUO Jia
Name:	GUO Jia
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Moon Wan Sun Investments Company Limited

By:	/s/Denise LAM
Name:	Denise LAM
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Magic Stone Alternative Private Equity Fund, L.P.

By:	/s/Jerry Zeng
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Halvorson Ventures Limited

By:	/s/BAI Ye FENG
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Xiaomi Ventures Limited

By:	/s/Wong KONG Kat
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Shunwei TMT III Limited

By:	/s/Tuck Lye Koh
Name:	Tuch Lye Koh
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Hillingdon Ventures Limited

By:	/s/Louis Choy
Name:	Louis Choy
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Sheen Profit Holdings Limited

By:	/s/KENT HO
Name:	KENT HO
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

China eCapital Investment Holdings, Ltd.

By:	/s/Ran Wang
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Mandra iBase Limited

By:	/s/Song-Yi ZHANG
Name:	Song-Yi Zhang
Title:	Director

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE SHAREHOLDERS:

Woo Foong Hong Limited

By:	/s/Song-Yi ZHANG
Name:	Song-Yi Zhang
Title:	Director

Schedule A

Shareholders
Victory Bridge Capital Partners Ltd.
Spacelink Holdings Limited
Blue Sky Dynamo Holdings Limited
Penny Sun Investment Holdings Ltd.
CH Financial Holdings Ltd.
Bigwave Ventures Limited
Lake Magic Investments Limited
Black Swan Investment Holdings Limited
Diversity Ventures Limited
Dreamland Ventures Limited
China eCapital Investment Holdings, Ltd.
Peak Capital Advisory Limited
Halvorson Ventures Limited
Ventech China II SICAR
Zhong Capital Fund, L.P.
CHEER FORTUNE INVESTMENT LIMITED (福至投資有限公司)
FUDA INVESTMENT INC.
Moon Wan Sun Investments Company Limited
Xiaomi Ventures Limited
Shunwei TMT III Limited
Matrix Partners China III Hong Kong Limited
Vertex Asia Fund Pte. Ltd.
Magic Stone Hong Tao Alternative Fund, L.P.

Magic Stone Alternative Private Equity Fund, L.P.
Hillingdon Ventures Limited
Sheen Profit Holdings Limited
Investec Bank plc
DELIGHT TREASURE HOLDINGS LIMITED
PRIME EVER GROUP LIMITED
Woo Foong Hong Limited
Mandra iBase Limited

Exhibit A